UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT – May 20, 2025
(Date of earliest event reported)

HONEYWELL INTERNATIONAL INC.
(Exact name of Registrant as specified in its Charter)

Delaware	1-8974	22-2640650
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

855 S. MINT STREET, CHARLOTTE, NC..................................................28202
......(Address of principal executive offices).................................................(Zip Code)

 Registrant’s telephone number, including area code: (704) 627-6200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1 per share	HON	The Nasdaq Stock Market LLC
3.500% Senior Notes due 2027	HON 27	The Nasdaq Stock Market LLC
2.250% Senior Notes due 2028	HON 28A	The Nasdaq Stock Market LLC
3.375% Senior Notes due 2030	HON 30	The Nasdaq Stock Market LLC
0.750% Senior Notes due 2032	HON 32	The Nasdaq Stock Market LLC
3.750% Senior Notes due 2032	HON 32A	The Nasdaq Stock Market LLC
4.125% Senior Notes due 2034	HON 34	The Nasdaq Stock Market LLC
3.750% Senior Notes due 2036	HON 36	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07     Submission of Matters to a Vote of Security Holders

Honeywell International Inc. (the “Company”) held its Annual Meeting of Shareowners on May 20, 2025. The following matters set forth in our Proxy Statement dated April 9, 2025 (the “2025 Proxy Statement”), which was filed with the Securities and Exchange Commission pursuant to Regulation 14A under the Securities Exchange Act of 1934, were voted upon with the results indicated below.

1.The nominees listed below were elected directors with the respective votes set forth opposite their names:

	For	Against	Abstain	Broker Non Votes
Duncan B. Angove	465,646,132	14,148,799	1,593,020	72,531,204
William S. Ayer	465,534,111	14,330,963	1,522,877	72,531,204
Kevin Burke	463,379,886	16,469,422	1,538,643	72,531,204
D. Scott Davis	439,852,979	39,808,572	1,726,400	72,531,204
Deborah Flint	467,260,897	12,436,257	1,690,797	72,531,204
Vimal Kapur	464,655,981	14,957,465	1,774,505	72,531,204
Michael W. Lamach	471,398,110	8,426,311	1,563,530	72,531,204
Rose Lee	474,633,466	5,303,644	1,450,841	72,531,204
Grace Lieblein	459,776,359	19,810,745	1,800,847	72,531,204
Robin Watson	476,401,774	3,487,391	1,498,786	72,531,204
Stephen Williamson	475,386,656	4,440,944	1,560,351	72,531,204

2.The shareowners approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the 2025 Proxy Statement. The voting results are set forth below:

For	Against	Abstain	Broker Non Votes
449,212,927	29,309,661	2,865,363	72,531,204

3.The shareowners approved the appointment of Deloitte & Touche LLP as independent accountants for 2025. The voting results are set forth below:

For	Against	Abstain
544,449,524	8,177,924	1,291,707

4.The shareowners approved the Liability Management Reorganization Proposal. The voting results are set forth below:

For	Against	Abstain	Broker Non Votes
475,299,833	3,707,012	2,381,106	72,531,204

5.The shareowners did not approve the shareowner proposal titled “Independent Board Chairman.” The voting results are set forth below:

For	Against	Abstain	Broker Non Votes
110,847,503	367,963,930	2,576,518	72,531,204

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 23, 2025	HONEYWELL INTERNATIONAL INC.

By: /s/ Su Ping Lu
Su Ping Lu
Senior Vice President, General Counsel and Corporate Secretary